Exhibit 10.2
ASSIGNMENT OF INVESTMENT AGREEMENT
     Total System Services, Inc., a corporation organized under the laws of Georgia (“Assignor”), hereby transfers, conveys, and assigns all of its right, title and interest in and to that certain Investment Agreement, dated as of March 1, 2010, between Assignor and First National Bank of Omaha (as it may be amended or supplemented from time to time, the “Investment Agreement”), pursuant to Section 9.04 of the Investment Agreement, to Assignor’s wholly-owned subsidiary, Columbus Depot Equipment Company, a corporation organized under the laws of Georgia (“Assignee”). By its execution hereof, and as consideration for such assignment, Assignee agrees to assume all of the obligations and duties of Assignor set forth in the Investment Agreement pursuant to the terms thereof.
[Signature Page Follows]

WITNESS OUR HANDS AND SEAL this 1st day of April, 2010.

ASSIGNOR:		ASSIGNEE:

TOTAL SYSTEM SERVICES, INC.		COLUMBUS DEPOT EQUIPMENT COMPANY

By: Name:	/s/ Troy Woods M. Troy Woods	By: Name:	/s/ Jim Lipham James B. Lipham
Title:	President and Chief Operating Officer	Title:	Chief Financial Officer
Signature Page to Assignment of Investment Agreement